UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

CREDEX CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-54142	16-1731286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1881 General George Patton Drive, Suite 107

Franklin, TN 37067

(Address of principal executive offices) (Zip code)

(844) 305-3054

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2022, Michael McDonnell resigned as Chief Financial Officer of Credex Corporation (the “Company”). On August 4, 2022, the Company’s Board of Directors (the “Board”) appointed Mark N. Edoff as the Company’s Chief Financial Officer.

Mr. Edoff, age 64, has served as a Principal at MNE Solutions LLC since 2016. In his role, he has provided professional consulting services for client partners in several businesses, including electronic and physical security, technology and cloud services, consumer and IoT products and services, private equity firms, and knowledge management and consulting firms. Prior to 2016, Mr. Edoff served as Senior Vice President of Business Operations of ADT LLC. He also served in various roles with Tyco Security Solutions, Inc. and its affiliates, most recently as Vice President and Chief Financial Officer of Tyco Security Solutions, Inc. Previously, Mr. Edoff also served as Director of Finance and Principal Accounting Officer for The Gillette Company.

Before joining The Gillette Company, Mr. Edoff had a 15-year career with KPMG LLP, where he was a Partner in the Assurance practice. Mr. Edoff holds a Bachelor of Science in Business Administration from Northeastern University and is a certified public accountant.

The Company has not entered into an employment agreement or other compensatory arrangement with Mr. Edoff, but expects to do so in the near future.

In the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 25, 2022, the Company disclosed, among other things, that the Board had appointed Joel Szabat to serve as a member of the Board. Mr. Szabat has advised the Company that he will be unable to join the Board until September 1, 2022. Accordingly, Mr. Szabat will begin serving as a member of the Board on September 1, 2022, and the Board currently consists of the following nine directors:

Steve Gribbon

Robin McVey

Mark Nichols

Todd Nichols

Lawrence Taube

James Walsh

Hayden Witt

James Woodend

Jennifer Woodend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 5, 2022	CREDEX CORPORATION

	By:	/s/ Robin McVey
Robin McVey
Chief Executive Officer